UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in is charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant To Section 12(b) Of The Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value per Share	RMCF	Nasdaq Global Market
Preferred Stock Purchase Rights	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08     Shareholder Director Nominations.

Annual Meeting of Stockholders

The Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (the “Company”), has established Thursday, January 9, 2020 as the date for the next Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Board also established the close of business on November 22, 2019 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The time and location of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting, to be filed prior to the annual meeting with the Securities and Exchange Commission (“SEC”).

Stockholder Proposals and Director Nominations

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, the deadlines for stockholder proposals and director nominations for consideration at the Annual Meeting set forth in the Company’s definitive proxy statement filed with the SEC on June 28, 2018 no longer apply. If a stockholder of the Company intends to nominate a person for election to the Board or to propose other business for consideration at the Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for submitting the notice of such nomination or stockholder proposal, including any notice on Schedule 14N, is the close of business on October 11, 2019. Any notice should be delivered to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303, Attention: Corporate Secretary. Any stockholder proposal or director nomination received after October 11, 2019 will be considered untimely and will not be included in the Company’s proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Company’s Amended and Restated Bylaws, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Dated: August 28, 2019	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Executive Officer, Chief Financial Officer, Treasurer and Chairman of the Board of Directors